Exhibit 99.2

Associated Estates Realty Corporation
Fourth Quarter 2010
Earnings Release and Supplemental Financial Data

Westwind Farms is located six miles northwest of the Dulles International Airport, in Ashburn, Virginia.  Westwind is less than a mile from the Dulles Greenway Toll Road, three miles from Brambleton Regional Park's golf course and recreational facilities, and six miles from Dulles Town Center Mall.  This community's one, two and three bedroom apartment homes feature the perfect mix of traditional style and contemporary design, with nine-foot ceilings, crown molding, soaking tub, granite countertops, stainless steel appliances, and full-size washer and dryer.  Community features include a clubhouse with WiFi lounge, swimming pool with poolside WiFi, fitness studio with attached children's play area and more.

Westwind Farms	Phone:	(866) 408-5651
22541 Hickory Hill Square	Fax:	(703) 729-3886
Ashburn, VA 20148	Web Site:	www.westwindfarmsapartments.com

For more information, please contact:
Jeremy Goldberg
(216) 797-8715

Associated Estates Realty Corporation Fourth Quarter 2010 Supplemental Financial Data

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:  This news release contains forward-looking statements based on current judgments and knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected, including but not limited to, expectations regarding the Company's 2011 performance, which are based on certain assumptions.  Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release.  These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words "expects," "projects," "believes," "plans," "anticipates" and similar expressions are intended to identify forward-looking statements.  Investors are cautioned that the Company's forward-looking statements involve risks and uncertainty that could cause actual results to differ from estimates or projections contained in these forward-looking statements, including without limitation the following: changes in the economic climate in the markets in which the Company owns and manages properties, including interest rates, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; our ability to refinance debt on favorable terms at maturity; risks of a lessening of demand for the multifamily units that we own; competition from other available multifamily units and changes in market rental rates; new acquisitions and/or development projects may fail to perform in accordance with our expectations; increases in property and liability insurance costs; unanticipated increases in real estate taxes and other operating expenses; weather conditions that adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs and real estate tax valuation reassessments or millage rate increases; our inability to control operating expenses or achieve increases in revenue; shareholder ownership limitations that may discourage a takeover otherwise considered favorably by shareholders; the results of litigation filed or to be filed against us; changes in tax legislation; risks of personal injury claims and property damage related to mold claims that are not covered by our insurance; catastrophic property damage losses that are not covered by our insurance; our ability to acquire properties at prices consistent with our investment criteria; risks associated with property acquisitions such as failure to achieve expected results or matters not discovered in due diligence, among others; risks related to the perception of residents and prospective residents as to the attractiveness, convenience and safety of our properties or the neighborhoods in which they are located; and construction and construction business risks, including, without limitation, rapid and unanticipated increases in prices of building materials and commodities.

2

Associated Estates Realty Corporation Fourth Quarter Earnings

ASSOCIATED ESTATES REALTY CORPORATION REPORTS FOURTH QUARTER

AND FULL YEAR RESULTS

Fourth Quarter Same Community NOI Up 5.0%

Positive Full Year 2010 Same Community NOI

Cleveland, Ohio – February 7, 2011 – Associated Estates Realty Corporation (NYSE, NASDAQ: AEC) today reported financial results for the fourth quarter and year ended December 31, 2010.

Funds from operations (FFO) for the fourth quarter ended December 31, 2010 were $0.24 per common share (basic and diluted), compared with $0.26 per common share (basic and diluted), for the fourth quarter ended December 31, 2009.

Net loss applicable to common shares was $1.4 million or $0.03 per common share (basic and diluted) for the fourth quarter ended December 31, 2010, compared with net loss applicable to common shares of $3.9 million or $0.23 per common share (basic and diluted) for the fourth quarter ended December 31, 2009.

"Our operating results were much stronger than we expected at the beginning of 2010," said Jeffrey I. Friedman, president and chief executive officer. "It was a year where Associated Estates was hitting on all cylinders; solid property operations, improving our balance sheet and closing on strategic acquisitions," Friedman added.

A reconciliation of net (loss) income attributable to the Company to FFO, and to FFO as adjusted, is included on page 10.

Same Community Portfolio Results

Net operating income (NOI) for the fourth quarter of 2010 for the Company’s same community portfolio increased 5.0 percent compared with the fourth quarter of 2009. Revenue increased 2.1 percent and property operating expenses decreased 2.1 percent when compared with the fourth quarter of 2009.  Physical occupancy was 94.7 percent at the end of the fourth quarter 2010 versus 93.9 percent at the end of the fourth quarter of 2009.  Average net rent collected per unit for the fourth quarter 2010 for the same community properties was $866 per month compared with $848 for the fourth quarter of 2009.  Net rent collected per unit for the fourth quarter 2010 for the Company’s same community Midwest portfolio increased 2.3 percent to $795; net collected rent per unit for the Company’s same community Mid-Atlantic portfolio increased 0.3 percent to $1,167; and net rent collected per unit for the Company’s same community properties in the Southeast markets increased 2.7 percent to $899.

Additional quarterly financial information, including performance by region for the Company's portfolio, is included on pages 15 through 23.

Year-to-Date Performance

FFO for the twelve months ended December 31, 2010, was $0.85 per common share (basic and diluted) and includes a credit to expenses of $553,000 for a refund of defeasance costs on certain previously defeased loans and non-cash charges of $1.0 million and $727,000, associated with the redemption of the Company’s Series B preferred shares and trust preferred debt in the second quarter, respectively.  FFO as adjusted for the twelve months of 2010, excludes the refund and non-cash charges, and was $0.89 per common share (basic and diluted).  FFO for the twelve months ended December 31, 2009, was $1.20 per common share (basic and diluted) and includes a credit to expenses of $563,000 for a refund of defeasance costs on certain previously defeased loans.  FFO as adjusted for the twelve months of 2009, excluding that credit, was $1.17 per common share (basic and diluted).  The lower per share 2010 FFO and FFO as adjusted amounts reflect the issuance of an additional 23.6 million common shares in 2010.

3

Associated Estates Realty Corporation Fourth Quarter Earnings

For the twelve months ended December 31, 2010, net loss applicable to common shares was $11.7 million or $0.38 per common share (basic and diluted) compared to net income applicable to common shares of $1.6 million or $0.10 per common share (basic and diluted) for the period ended December 31, 2009.  The December 31, 2009 results include $0.95 per share (basic and diluted) attributable to income from discontinued operations, primarily due to gains from property dispositions.  There were no such gains in 2010.

A reconciliation of net (loss) income attributable to the Company to FFO, and to FFO as adjusted, is included on page 10.

NOI for the twelve months ended December 31, 2010 for the Company’s same community portfolio, increased 0.8 percent due to the net of a 0.8 percent increase in revenue partially offset by a 0.8 percent increase in property operating expenses compared to the twelve months of 2009.

Acquisitions

On December 14, the Company purchased Westwind Farms Apartments, a Class A apartment community located in Ashburn, Virginia.  The property was built in 2006, contains 464 units and is approximately 96 percent occupied.  Average monthly rent per unit is $1,249.

2011 Outlook

The Company announced its full year FFO as adjusted guidance range of $1.02 to $1.06 per common share (basic and diluted).  The Company also said its same community NOI guidance is for growth in the range of 4.0% to 5.0%.  Detailed assumptions relating to the Company's earnings guidance can be found on page 25.

Conference Call

A conference call to discuss the results will be held on February 8, 2011 at 2:00 p.m. Eastern.  To participate in the call:

Via Telephone: The dial-in number is 800-860-2442, and the passcode is "Estates."

Via the Internet (listen only):  Access the Company's website at www.AssociatedEstates.com.  Please log on at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Select the "Q4 2010 Earnings Webcast" link.  The webcast will be archived through February 27, 2011.

4

Associated Estates Realty Corporation Financial and Operating Highlights For the Three and Twelve Months Ended December 31, 2010 and 2009 (Unaudited; in thousands, except per share and ratio data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
OPERATING INFORMATION	2010	2009	2010	2009

Total revenue	$45,589	$32,415	$153,715	$130,419
Property revenue	$36,884	$31,756	$135,847	$127,972
Net (loss) income applicable to common shares	$(1,359)	$(3,866)	$(11,659)	$1,588
Per share - basic and diluted	$(0.03)	$(0.23)	$(0.38)	$0.10

Funds from Operations (FFO) (1)	$9,829	$4,275	$25,908	$19,836

FFO as adjusted (1)	$9,829	$4,275	$27,075	$19,273

FFO per share - basic and diluted	$0.24	$0.26	$0.85	$1.20

FFO as adjusted per share - basic and diluted	$0.24	$0.26	$0.89	$1.17

Funds Available for Distribution (FAD) (1)	$9,110	$2,633	$22,291	$14,213

Dividends per share	$0.17	$0.17	$0.68	$0.68

Payout ratio - FFO	70.8%	65.4%	80.0%	56.7%
Payout ratio - FFO as adjusted	70.8%	65.4%	76.4%	58.1%
Payout ratio - FAD	77.3%	106.3%	93.2%	79.1%

General and administrative expense	$4,727	$3,888	$15,684	$14,024
Costs associated with acquisitions	$170	$-	$599	$-
Interest expense (2)	$7,409	$8,334	$30,115	$33,564
Interest coverage ratio (3)	2.27:1	1.66:1	1.97:1	1.72:1
Fixed charge coverage ratio (4)	2.27:1	1.48:1	1.85:1	1.53:1
General and administrative expense to property revenue	12.8%	12.2%	11.5%	11.0%
Interest expense to property revenue	20.1%	26.2%	22.2%	26.2%
Property NOI (5)	$22,419	$18,520	$78,262	$73,170
ROA (6)	7.4%	7.8%	7.4%	7.8%
Same Community revenue increase (decrease)	2.1%	(1.9)%	0.8%	(1.2)%
Same Community expense (decrease) increase	(2.1)%	(0.3)%	0.8%	0.4%
Same Community NOI increase (decrease)	5.0%	(3.1)%	0.8%	(2.4)%
Same Community operating margins	60.0%	58.3%	57.2%	57.2%

(1)	See page 10 for a reconciliation of net (loss) income attributable to AERC to these non-GAAP measurements and page 26 for the Company's definition of these non-GAAP measurements.

(2)

Excludes amortization of financing fees of $412 and $1,415 for 2010 and $300 and $1,219 for 2009.  The twelve months ended 2010 excludes a credit of $(553) and the twelve months ended 2009 excludes a credit of $(563) for refunds of defeasance costs for previously defeased loans.  In addition, the twelve months ended 2010 excludes $727 of issuance costs related to the redemption of trust preferred securities.

(3)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding defeasance and/or other prepayment costs/credits.  Individual line items in this calculation include results from discontinued operations where applicable.  See page 27 for a reconciliation of net (loss) income available to common shares to EBITDA and for the Company's definition of EBITDA.

(4)

Represents interest expense and preferred stock dividend payment coverage, excluding costs/credits, other prepayment costs and preferred share redemption costs.  Individual line items in this calculation include discontinued operations where applicable.

(5)	See page 28 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(6)	ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets, excluding properties currently under development or held for sale.

5

Associated Estates Realty Corporation Financial and Operating Highlights Fourth Quarter 2010 (Unaudited; in thousands, except per share and ratio data)

	December 31,	December 31,
MARKET CAPITALIZATION DATA	2010	2009

Net real estate assets	$875,000	$638,535
Total assets	$918,235	$662,505

Debt	$555,666	$525,836
Noncontrolling redeemable interest	$2,774	$1,829
Preferred stock - 8.70% Class B Cumulative Redeemable Preferred Shares	$-	$48,263
Total shareholders' equity attributable to AERC	$316,184	$99,440

Common shares outstanding	41,380	16,676
Share price, end of period	$15.29	$11.27

Total market capitalization	$1,188,366	$762,038

Undepreciated book value of real estate assets	$1,210,289	$940,643

Debt to undepreciated book value of real estate assets	45.9%	55.9%
Debt and preferred stock to undepreciated book value of real estate assets	45.9%	61.0%
Debt to total market capitalization	46.8%	69.0%
Debt and preferred stock to total market capitalization	46.8%	75.3%

Annual dividend	$0.68	$0.68

Annual dividend yield based on share price, end of period	4.4%	6.0%

6

Associated Estates Realty Corporation Financial and Operating Highlights Fourth Quarter 2010

			Average Age
		Number	of Owned
PORTFOLIO INFORMATION	Properties	of Units	Properties

Company Portfolio:
Directly Owned:
Same Community Midwest	34	7,648	18
Same Community Mid-Atlantic	6	1,471	13
Same Community Southeast	8	2,989	14
Total Same Community	48	12,108	16

Acquisitions	4	1,494	6
Development (1)	-	60	-
Total Company Portfolio	52	13,662	15

(1)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

7

Associated Estates Realty Corporation Condensed Consolidated Balance Sheets Fourth Quarter 2010 (Unaudited; dollar amounts in thousands)

	December 31,	December 31,
	2010	2009
ASSETS

Real estate assets
Investment in real estate	$1,207,554	$935,846
Construction in progress	2,735	4,797
Less: accumulated depreciation	(335,289)	(302,108)
Real estate, net	875,000	638,535
Cash and cash equivalents	4,370	3,600
Restricted cash	8,959	7,093
Other assets	29,906	13,277
Total assets	$918,235	$662,505

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable	$463,166	$487,556
Unsecured revolving credit facility	92,500	12,500
Unsecured debt	-	25,780
Total debt	555,666	525,836
Accounts payable, accrued expenses and other liabilities	43,611	35,400
Total liabilities	599,277	561,236

Noncontrolling redeemable interest	1,734	1,829

Shareholders' equity
Preferred shares, without par value; 9,000,000 shares authorized; 8.70%
Class B Series II cumulative redeemable, $250 per share liquidation
preference, 232,000 issued and 193,050 outstanding at December 31, 2009	-	48,263
Common shares, without par value; $.10 stated value; 91,000,000 authorized; 46,570,763 issued and 41,380,205 outstanding at
December 31, 2010 and 22,995,763 issued and 16,675,826 outstanding
at December 31, 2009, respectively	4,657	2,300
Paid-in capital	574,994	283,090
Accumulated distributions in excess of accumulated net income	(205,021)	(168,822)
Accumulated other comprehensive loss	-	(1,420)
Less: Treasury shares, at cost, 5,190,558 and 6,319,937 shares
at December 31, 2010 and December 31, 2009, respectively	(58,446)	(63,971)
Total shareholders' equity attributable to AERC	316,184	99,440
Noncontrolling interest	1,040	-
Total shareholders' equity	317,224	99,440
Total liabilities and shareholders' equity	$918,235	$662,505

8

Associated Estates Realty Corporation Consolidated Statements of Operations Three and Twelve Months Ended December 31, 2010 and 2009 (Unaudited; dollar and share amounts in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
REVENUE
Property revenue	$36,884	$31,756	$135,847	$127,972
Management and service company revenue:
Fees, reimbursements and other	102	228	817	1,287
Construction and other services	8,603	431	17,051	1,160
Total revenue	45,589	32,415	153,715	130,419

EXPENSES
Property operating and maintenance	14,465	13,236	57,585	54,802
Depreciation and amortization	11,923	8,640	39,639	34,937
Direct property management and service company expense	143	189	745	1,107
Construction and other services	7,938	746	16,623	1,745
General and administrative	4,727	3,888	15,684	14,024
Costs associated with acquisitions	170	-	599	-
Total expenses	39,366	26,699	130,875	106,615
Operating income	6,223	5,716	22,840	23,804
Interest income	7	5	34	46
Interest expense	(7,821)	(8,634)	(31,704)	(34,220)
(Loss) income before gain on insurance recoveries
and (loss) income from discontinued operations	(1,591)	(2,913)	(8,830)	(10,370)
Gain on insurance recoveries	245	121	245	665
(Loss) income from continuing operations	(1,346)	(2,792)	(8,585)	(9,705)
(Loss) income from discontinued operations:
Operating income	-	-	-	568
(Loss) gain on disposition of properties	-	(11)	-	15,400
(Loss) income from discontinued operations	-	(11)	-	15,968
Net (loss) income	(1,346)	(2,803)	(8,585)	6,263
Net income attributable to noncontrolling redeemable interest	(13)	(13)	(51)	(53)
Net (loss) income attributable to AERC	(1,359)	(2,816)	(8,636)	6,210
Preferred share dividends	-	(1,050)	(2,030)	(4,199)
Preferred share redemption costs	-	-	(993)	-
Allocation to participating securities	-	-	-	(423)
Net (loss) income applicable to common shares	$(1,359)	$(3,866)	$(11,659)	$1,588

Earnings per common share - basic and diluted:
(Loss) income from continuing operations
applicable to common shares	$(0.03)	$(0.23)	$(0.38)	$(0.85)
Income from discontinued operations	-	-	-	0.95
Net (loss) income applicable to common shares	$(0.03)	$(0.23)	$(0.38)	$0.10

Weighted average shares outstanding - basic and diluted	41,147	16,561	30,421	16,516

9

Associated Estates Realty Corporation Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD) (In thousands, except per share data)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,
		2010	2009	2010	2009
CALCULATION OF FFO AND FAD
Net (loss) income attributable to AERC		$(1,359)	$(2,816)	$(8,636)	$6,210

Add:	Depreciation - real estate assets	9,971	8,251	35,593	32,822
	Amortization of intangible assets	1,462	-	2,219	1,068
Less:	Preferred share dividends	-	(1,050)	(2,030)	(4,199)
	Preferred share redemption costs	-	-	(993)	-
	Gain on disposition of properties/gain on insurance recoveries	(245)	(110)	(245)	(16,065)

	Funds from Operations (FFO) (1)	9,829	4,275	25,908	19,836

Add:	Preferred share redemption costs	-	-	993	-
	Trust preferred redemption costs	-	-	727	-
Less:	Refund of defeasance costs for previously defeased loans	-	-	(553)	(563)

	Funds from Operations as adjusted (1)	9,829	4,275	27,075	19,273

Add:	Depreciation - other assets	490	389	1,827	1,522
	Amortization of deferred financing fees	412	300	1,415	1,225
Less:	Recurring fixed asset additions (2)	(1,621)	(2,331)	(8,026)	(7,807)
	Funds Available for Distribution (FAD) (1)	$9,110	$2,633	$22,291	$14,213

Weighted average shares outstanding - basic and diluted (3)		41,147	16,561	30,421	16,516

PER SHARE INFORMATION:
FFO - basic and diluted		$0.24	$0.26	$0.85	$1.20
FFO as adjusted - basic and diluted		$0.24	$0.26	$0.89	$1.17
Dividends		$0.17	$0.17	$0.68	$0.68

Payout ratio - FFO		70.8%	65.4%	80.0%	56.7%
Payout ratio - FFO as adjusted		70.8%	65.4%	76.4%	58.1%
Payout ratio - FAD		77.3%	106.3%	93.2%	79.1%

(1)	See page 26 for the Company's definition of these non-GAAP measurements. Individual line items included in FFO and FAD calculation include results from discontinued operations where applicable.

(2)	Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.

(3)

The Company has excluded 492 and 551 common share equivalents from the three and twelve months ended December 31, 2010 calculation, respectively, and 117 and 1 common share equivalents from the three and twelve months ended December 31, 2009 calculation, respectively, used in the computation of earnings per share and FFO per share, as they would be anti-dilutive to the loss from continuing operations.

10

Associated Estates Realty Corporation Discontinued Operations (1) Three Months Ended December 31, 2010 and 2009 (Unaudited; dollar amounts in thousands)

Three Months Ended
December 31,
	2010	2009
REVENUE
Property revenue	$-	$-

EXPENSES
Property operating and maintenance	-	-
Depreciation and amortization	-	-
Total expenses	-	-
Operating income	-	-
Interest income	-	-
Interest expense	-	-
Loss on disposition of properties	-	(11)
(Loss) income from discontinued operations	$-	$(11)

(1)

The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations.  Real estate assets that are classified as held for sale are also reported as discontinued operations.  The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved.  In many transactions, these contingencies are not satisfied until the actual closing of the transaction.  Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

11

Associated Estates Realty Corporation Discontinued Operations (1) Twelve Months Ended December 31, 2010 and 2009 (Unaudited; dollar amounts in thousands)

	Twelve Months Ended
	December 31,
	2010	2009
REVENUE
Property revenue	$-	$2,021

EXPENSES
Property operating and maintenance	-	948
Depreciation and amortization	-	475
Total expenses	-	1,423
Operating income	-	598
Interest income	-	1
Interest expense	-	(31)
Gain on disposition of properties	-	15,400
Income from discontinued operations	$-	$15,968

(1)

The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations.  Real estate assets that are classified as held for sale are also reported as discontinued operations.  The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved.  In many transactions, these contingencies are not satisfied until the actual closing of the transaction.  Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are two properties disposed of in 2009.

12

Associated Estates Realty Corporation Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures (In thousands, except estimated GAAP useful life and cost per unit)

		Twelve Months Ended
	Estimated	December 31, 2010
	GAAP Useful		Cost Per
	Life (Years)	Amount	Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$9,390	$750
Maintenance personnel labor cost (2)		5,597	447
Total Operating Expenses Related to Repairs and Maintenance		14,987	1,197

CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	224	18
Appliances	5	833	66
Building improvements	14	986	79
Carpet and flooring	5	2,653	212
Furnishings	5	36	3
HVAC and mechanicals	15	886	71
Landscaping and grounds	14	2,065	165
Suite improvements	5	100	8
Total Recurring Capital Expenditures - Properties		7,783	622
Corporate capital expenditures		243	19
Total Recurring Capital Expenditures		8,026	641
Total Recurring Capital Expenditures and Repairs and Maintenance		$23,013	$1,838

Total Recurring Capital Expenditures		$8,026
Investment/Revenue Enhancing/Non-Recurring Expenditures (4)
Building improvements - unit upgrades	Various	4,643
Building improvements - other	20	2,821
Corporate capital expenditures		225
Total Investment/Revenue Enhancing/Non-Recurring Expenditures		7,689

Grand Total Capital Expenditures		$15,715

(1)	Calculated using weighted average units owned during the twelve months ended December 31, 2010 of 12,519.

(2)	Included in property operating and maintenance expense in the Consolidated Statements of Operations.

(3)	See page 28 for the Company's definition of recurring fixed asset additions.

(4)	See page 28 for the Company's definition of investment/revenue enhancing and/or non-recurring fixed asset additions.

13

Associated Estates Realty Corporation
Fees, Reimbursements and Other Revenue, Direct Property Management
    and Service Company Expense, Construction and Other Services and General

    and Administrative Expense
For the Three and Twelve Months Ended December 31, 2010 and 2009
(Unaudited; in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Fees, Reimbursements and Other Revenue
Property management fees	$7	$20	$68	$175
Asset management fees	1	76	170	269
Other revenue	24	40	137	180
Payroll reimbursements(1)	70	92	442	663
Fees, Reimbursements and Other Revenue(2)	102	228	817	1,287

Direct Property Management and Service Company Expense
Service company allocations	73	96	303	444
Payroll reimbursements(1)	70	93	442	663
Direct Property Management and Service Company Expense(2)	143	189	745	1,107
Service Company NOI	$(41)	$39	$72	$180

Construction and Other Services
Revenue	$8,603	$431	$17,051	$1,160
Expense(3)	7,938	746	16,623	1,745
Construction and Other Services Net Income	$665	$(315)	$428	$(585)

General and Administrative and Service Company Expense
General and administrative expense(2)	$4,727	$3,888	$15,684	$14,024
Service company allocations	73	96	303	444
General and Administrative and Service Company Expense	$4,800	$3,984	$15,987	$14,468

(1)	Salaries and benefits reimbursed in connection with the management of properties for third parties.

(2)	As reported per the Consolidated Statement of Operations.

(3)	Includes direct and general and administrative overhead expenses.

14

Associated Estates Realty Corporation Same Community Data Operating Results for the Last Five Quarters (Unaudited, in thousands, except unit totals and per unit amounts)

	Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Property Revenue	$32,410	$32,595	$32,336	$31,646	$31,756

Property Operating and
Maintenance Expenses
Personnel	3,911	3,886	3,813	3,870	3,687
Advertising	379	369	371	366	380
Utilities	1,775	1,933	1,821	1,899	1,765
Repairs and maintenance	1,955	2,415	2,547	2,132	1,863
Real estate taxes and insurance	3,806	4,454	4,285	4,540	4,398
Other operating	1,133	1,240	1,204	1,118	1,143
Total Expenses	12,959	14,297	14,041	13,925	13,236

Property Net Operating Income	$19,451	$18,298	$18,295	$17,721	$18,520

Operating Margin	60.0%	56.1%	56.6%	56.0%	58.3%

Total Number of Units	12,108	12,108	12,108	12,108	12,108

NOI Per Unit	$1,606	$1,511	$1,511	$1,464	$1,530

Average Net Rents Per Unit (1)	$920	$915	$909	$906	$912

Average Net Rent Collected Per Unit (2)	$866	$866	$859	$844	$848

Physical Occupancy - End of Period (3)	94.7%	96.0%	96.6%	95.3%	93.9%

(1)	Represents gross potential rents less concessions.

(2)	Represents gross potential rents less vacancies and concessions.

(3)	Is defined as number of units occupied divided by total number of units.

15

Associated Estates Realty Corporation Same Community Data Operating Results for the Twelve Months Ended December 31, 2010 and 2009 (Unaudited, in thousands, except unit totals and per unit amounts)

	Twelve Months Ended
	December 31,
	2010	2009

Property Revenue	$128,987	$127,972

Property Operating and Maintenance Expenses
Personnel	15,480	14,911
Advertising	1,485	1,558
Utilities	7,428	7,112
Repairs and maintenance	9,049	8,954
Real estate taxes and insurance	17,085	17,740
Other operating	4,695	4,527
Total Expenses	55,222	54,802

Property Net Operating Income	$73,765	$73,170

Operating Margin	57.2%	57.2%

Total Number of Units	12,108	12,108

NOI Per Unit	$6,092	$6,043

Average Net Rents Per Unit (1)	$913	$919

Average Net Rent Collected Per Unit (2)	$859	$852

Physical Occupancy - End of Period (3)	94.7%	93.9%

(1)	Represents gross potential rents less concessions.

(2)	Represents gross potential rents less vacancies and concessions.

(3)	Is defined as number of units occupied divided by total number of units.

16

Associated Estates Realty Corporation Same Community Data As of December 31, 2010 and 2009 (Unaudited)

			Net Rent Collected			Net Rents			Average Rent			Physical		Turnover
			per Unit (1)			per Unit (2)			per Unit (3)			Occupancy (4)		Ratio (5)
	No. of	Average	Q4	Q4%		Q4	Q4%		Q4	Q4%		Q4	Q4	Q4	Q4
	Units	Age (6)	2010	2009	Change	2010	2009	Change	2010	2009	Change	2010	2009	2010	2009
Midwest Properties
Indiana	836	14	$823	$797	3.3%	$851	$856	(0.6)%	$918	$913	0.5%	97.5%	95.0%	39.7%	50.2%
Michigan	2,888	19	735	715	2.8%	772	765	0.9%	846	842	0.5%	95.6%	94.0%	44.2%	49.4%
Ohio - Central Ohio	2,621	19	783	771	1.6%	831	818	1.6%	858	844	1.7%	94.9%	95.1%	44.9%	50.7%
Ohio - Northeastern Ohio	1,303	15	934	912	2.4%	979	960	2.0%	1,030	1,020	1.0%	96.1%	96.2%	46.0%	49.7%
Total Midwest	7,648	18	795	777	2.3%	836	827	1.1%	889	881	0.9%	95.6%	94.9%	44.2%	50.0%

Mid-Atlantic Properties
Baltimore/Washington	667	24	1,291	1,250	3.3%	1,347	1,313	2.6%	1,405	1,373	2.3%	97.5%	95.2%	40.2%	39.6%
Virginia	804	4	1,064	1,090	(2.4)%	1,144	1,166	(1.9)%	1,223	1,202	1.7%	93.2%	94.7%	49.3%	55.2%
Total Mid-Atlantic	1,471	13	1,167	1,163	0.3%	1,236	1,233	0.2%	1,305	1,280	2.0%	95.1%	94.9%	45.1%	48.1%

Southeast Properties
Florida	1,272	11	1,118	1,090	2.6%	1,212	1,192	1.7%	1,361	1,351	0.7%	93.2%	92.5%	49.4%	62.3%
Georgia	1,717	15	737	715	3.1%	809	813	(0.5)%	999	993	0.6%	91.3%	89.9%	63.8%	69.2%
Total Southeast	2,989	14	899	875	2.7%	980	975	0.5%	1,153	1,145	0.7%	92.1%	91.0%	57.7%	66.2%

Total/Average Same
Community	12,108	16	$866	$848	2.1%	$920	$912	0.9%	$1,005	$995	1.0%	94.7%	93.9%	47.7%	53.8%

(1)	Represents gross potential rents less vacancies and concessions for all units divided by the number of units in a market.

(2)	Represents gross potential rents less concessions for all units divided by the number of units in a market.

(3)	Represents gross potential rents for all units divided by the number of units in a market.

(4)	Represents physical occupancy at the end of the quarter.

(5)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(6)	Age shown in years.

17

Associated Estates Realty Corporation Property Revenue For the Three Months Ended December 31, 2010 and 2009 (Unaudited, in thousands, except unit totals and per unit amounts)

		2010	2009	Q4	Q4
	No. of	Physical	Physical	2010	2009	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.5%	95.0%	$2,125	$2,064	$61	3.0%
Michigan	2,888	95.6%	94.0%	6,638	6,468	170	2.6%
Ohio - Central Ohio	2,621	94.9%	95.1%	6,358	6,264	94	1.5%
Ohio - Northeastern Ohio	1,303	96.1%	96.2%	3,767	3,696	71	1.9%
Total Midwest Properties	7,648	95.6%	94.9%	18,888	18,492	396	2.1%

Mid-Atlantic Properties
Baltimore/Washington	667	97.5%	95.2%	2,626	2,545	81	3.2%
Virginia	804	93.2%	94.7%	2,609	2,691	(82)	(3.0)%
Total Mid-Atlantic Properties	1,471	95.1%	94.9%	5,235	5,236	(1)	(0.0)%

Southeast Properties
Florida	1,272	93.2%	92.5%	4,376	4,264	112	2.6%
Georgia	1,717	91.3%	89.9%	3,911	3,764	147	3.9%
Total Southeast Properties	2,989	92.1%	91.0%	8,287	8,028	259	3.2%

Total Same Community	12,108	94.7%	93.9%	32,410	31,756	654	2.1%

Acquisitions (2)
Virginia	1,272	95.9%	N/A	3,811	N/A	3,811	N/A
Texas	222	94.1%	N/A	483	N/A	483	N/A

Development
Virginia (3)	60	93.3%	N/A	180	N/A	180	N/A

Total Property Revenue	13,662	94.8%	93.9%	$36,884	$31,756	$5,128	16.1%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(3)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

18

Associated Estates Realty Corporation Property Operating Expenses For the Three Months Ended December 31, 2010 and 2009 (Unaudited, in thousands, except unit totals and per unit amounts)

		2010	2009	Q4	Q4
	No. of	Physical	Physical	2010	2009	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.5%	95.0%	$819	$649	$170	26.2%
Michigan	2,888	95.6%	94.0%	2,789	2,906	(117)	(4.0)%
Ohio - Central Ohio	2,621	94.9%	95.1%	2,761	2,872	(111)	(3.9)%
Ohio - Northeastern Ohio	1,303	96.1%	96.2%	1,423	1,385	38	2.7%
Total Midwest Properties	7,648	95.6%	94.9%	7,792	7,812	(20)	(0.3)%

Mid-Atlantic Properties
Baltimore/Washington	667	97.5%	95.2%	841	902	(61)	(6.8)%
Virginia	804	93.2%	94.7%	885	869	16	1.8%
Total Mid-Atlantic Properties	1,471	95.1%	94.9%	1,726	1,771	(45)	(2.5)%

Southeast Properties
Florida	1,272	93.2%	92.5%	1,645	1,720	(75)	(4.4)%
Georgia	1,717	91.3%	89.9%	1,796	1,933	(137)	(7.1)%
Total Southeast Properties	2,989	92.1%	91.0%	3,441	3,653	(212)	(5.8)%

Total Same Community	12,108	94.7%	93.9%	12,959	13,236	(277)	(2.1)%

Acquisitions (2)
Virginia	1,272	95.9%	N/A	1,201	N/A	1,201	N/A
Texas	222	94.1%	N/A	263	N/A	263	N/A

Development
Virginia (3)	60	93.3%	N/A	42	N/A	42	N/A

Total Property Operating Expenses	13,662	94.8%	93.9%	$14,465	$13,236	$1,229	9.3%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(3)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

19

Associated Estates Realty Corporation
Property Net Operating Income (Property NOI)
For the Three Months Ended December 31, 2010 and 2009
(Unaudited, in thousands, except unit totals and per unit amounts)

		2010	2009	Q4	Q4
	No. of	Physical	Physical	2010	2009	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.5%	95.0%	$1,306	$1,415	$(109)	(7.7)%
Michigan	2,888	95.6%	94.0%	3,849	3,562	287	8.1%
Ohio - Central Ohio	2,621	94.9%	95.1%	3,597	3,392	205	6.0%
Ohio - Northeastern Ohio	1,303	96.1%	96.2%	2,344	2,311	33	1.4%
Total Midwest Properties	7,648	95.6%	94.9%	11,096	10,680	416	3.9%

Mid-Atlantic Properties
Baltimore/Washington	667	97.5%	95.2%	1,785	1,643	142	8.6%
Virginia	804	93.2%	94.7%	1,724	1,822	(98)	(5.4)%
Total Mid-Atlantic Properties	1,471	95.1%	94.9%	3,509	3,465	44	1.3%

Southeast Properties
Florida	1,272	93.2%	92.5%	2,731	2,544	187	7.4%
Georgia	1,717	91.3%	89.9%	2,115	1,831	284	15.5%
Total Southeast Properties	2,989	92.1%	91.0%	4,846	4,375	471	10.8%

Total Same Community	12,108	94.7%	93.9%	19,451	18,520	931	5.0%

Acquisitions (3)
Virginia	1,272	95.9%	N/A	2,610	N/A	2,610	N/A
Texas	222	94.1%	N/A	220	N/A	220	N/A

Development
Virginia (4)	60	93.3%	N/A	138	N/A	138	N/A

Total Property NOI	13,662	94.8%	93.9%	$22,419	$18,520	$3,899	21.1%

(1)	See page 28 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(4)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

20

Associated Estates Realty Corporation Property Revenue For the Twelve Months Ended December 31, 2010 and 2009 (Unaudited, in thousands, except unit totals and per unit amounts)

		2010	2009	YTD	YTD
	No. of	Physical	Physical	2010	2009	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenues	Revenues	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.5%	95.0%	$8,413	$8,375	$38	0.5%
Michigan	2,888	95.6%	94.0%	26,254	26,180	74	0.3%
Ohio - Central Ohio	2,621	94.9%	95.1%	25,360	25,300	60	0.2%
Ohio - Northeastern Ohio	1,303	96.1%	96.2%	15,024	14,818	206	1.4%
Total Midwest Properties	7,648	95.6%	94.9%	75,051	74,673	378	0.5%

Mid-Atlantic Properties
Baltimore/Washington	667	97.5%	95.2%	10,325	10,136	189	1.9%
Virginia	804	93.2%	94.7%	10,645	10,939	(294)	(2.7)%
Total Mid-Atlantic Properties	1,471	95.1%	94.9%	20,970	21,075	(105)	(0.5)%

Southeast Properties
Florida	1,272	93.2%	92.5%	17,534	17,406	128	0.7%
Georgia	1,717	91.3%	89.9%	15,432	14,818	614	4.1%
Total Southeast Properties	2,989	92.1%	91.0%	32,966	32,224	742	2.3%

Total Same Community	12,108	94.7%	93.9%	128,987	127,972	1,015	0.8%

Acquisitions (2)
Virginia	1,272	95.9%	N/A	6,110	N/A	6,110	N/A
Texas	222	94.1%	N/A	483	N/A	483	N/A

Development
Virginia (3)	60	93.3%	N/A	267	N/A	267	N/A

Total Property Revenue	13,662	94.8%	93.9%	$135,847	$127,972	$7,875	6.2%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(3)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

21

Associated Estates Realty Corporation Property Operating Expenses For the Twelve Months Ended December 31, 2010 and 2009 (Unaudited, in thousands, except unit totals and per unit amounts)

		2010	2009	YTD	YTD
	No. of	Physical	Physical	2010	2009	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.5%	95.0%	$3,436	$3,408	$28	0.8%
Michigan	2,888	95.6%	94.0%	12,309	12,335	(26)	(0.2)%
Ohio - Central Ohio	2,621	94.9%	95.1%	11,411	11,312	99	0.9%
Ohio - Northeastern Ohio	1,303	96.1%	96.2%	5,718	5,717	1	0.0%
Total Midwest Properties	7,648	95.6%	94.9%	32,874	32,772	102	0.3%

Mid-Atlantic Properties
Baltimore/Washington	667	97.5%	95.2%	3,630	3,521	109	3.1%
Virginia	804	93.2%	94.7%	3,591	3,587	4	0.1%
Total Mid-Atlantic Properties	1,471	95.1%	94.9%	7,221	7,108	113	1.6%

Southeast Properties
Florida	1,272	93.2%	92.5%	7,281	7,391	(110)	(1.5)%
Georgia	1,717	91.3%	89.9%	7,846	7,531	315	4.2%
Total Southeast Properties	2,989	92.1%	91.0%	15,127	14,922	205	1.4%

Total Same Community	12,108	94.7%	93.9%	55,222	54,802	420	0.8%

Acquisitions (2)
Virginia	1,272	95.9%	N/A	1,993	N/A	1,993	N/A
Texas	222	94.1%	N/A	264	N/A	264	N/A

Development
Virginia (3)	60	93.3%	N/A	106	N/A	106	N/A

Total Property Operating Expenses	13,662	94.8%	93.9%	$57,585	$54,802	$2,783	5.1%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(3)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

22

Associated Estates Realty Corporation
Property Net Operating Income (Property NOI)
For the Twelve Months Ended December 31, 2010 and 2009
(Unaudited, in thousands, except unit totals and per unit amounts)

		2010	2009	YTD	YTD
	No. of	Physical	Physical	2010	2009	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	97.5%	95.0%	$4,977	$4,967	$10	0.2%
Michigan	2,888	95.6%	94.0%	13,945	13,845	100	0.7%
Ohio - Central Ohio	2,621	94.9%	95.1%	13,949	13,988	(39)	(0.3)%
Ohio - Northeastern Ohio	1,303	96.1%	96.2%	9,306	9,101	205	2.3%
Total Midwest Properties	7,648	95.6%	94.9%	42,177	41,901	276	0.7%

Mid-Atlantic Properties
Baltimore/Washington	667	97.5%	95.2%	6,695	6,615	80	1.2%
Virginia	804	93.2%	94.7%	7,054	7,352	(298)	(4.1)%
Total Mid-Atlantic Properties	1,471	95.1%	94.9%	13,749	13,967	(218)	(1.6)%

Southeast Properties
Florida	1,272	93.2%	92.5%	10,253	10,015	238	2.4%
Georgia	1,717	91.3%	89.9%	7,586	7,287	299	4.1%
Total Southeast Properties	2,989	92.1%	91.0%	17,839	17,302	537	3.1%

Total Same Community	12,108	94.7%	93.9%	73,765	73,170	595	0.8%

Acquisitions (3)
Virginia	1,272	95.9%	N/A	4,117	N/A	4,117	N/A
Texas	222	94.1%	N/A	219	N/A	219	N/A

Development
Virginia (4)	60	93.3%	N/A	161	N/A	161	N/A

Total Property NOI	13,662	94.8%	93.9%	$78,262	$73,170	$5,092	7.0%

(1)	See page 28 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	The Company defines acquisition properties as acquired properties which have not been owned for one year.

(4)	Reflects construction of 60 units on land adjacent to River Forest Apartments in Richmond, Virginia, placed in service on June 30, 2010.

23

Associated Estates Realty Corporation Debt Structure As of December 31, 2010 (Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
	December 31, 2010	Total Debt	Interest Rate
FIXED RATE DEBT
Mortgages payable - CMBS	$98,212	17.7%	7.7%
Mortgages payable - other	330,648	59.5%	5.7%
Total fixed rate debt	428,860	77.2%	6.2%

VARIABLE RATE DEBT
Mortgages payable	34,306	6.2%	4.7%
Unsecured revolving credit facility	92,500	16.6%	2.7%
Total variable rate debt	126,806	22.8%	3.2%
TOTAL DEBT	$555,666	100.0%	5.5%

Interest coverage ratio (1)	1.97:1
Fixed charge coverage ratio (2)	1.85:1
Weighted average maturity	5.8 years

	Fixed Rate	Fixed Rate
SCHEDULED PRINCIPAL MATURITIES	CMBS	Other	Variable Rate	Total

2011	$53,464	$-	$-	$53,464
2012	44,748	36,000	-	80,748
2013(3)	-	132,209	92,500	224,709
2014	-	44,538	-	44,538
2015		21,000	-	21,000
Thereafter	-	96,901	34,306	131,207
Total	$98,212	$330,648	$126,806	$555,666

(1)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding defeasance and/or other prepayment costs/credits.  See page 27 for a reconciliation of net (loss) income available to common shares to EBITDA and for the Company's definition of EBITDA.

(2)	Represents interest expense coverage, including capitalized interest and excluding defeasance and/or other prepayment costs/credits.

(3)	Includes the Company's unsecured revolving credit facility.

24

Associated Estates Realty Corporation 2011 Financial Outlook As of February 7, 2011

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

Earnings Guidance Per Common Share
Expected net income attributable to AERC	$0.16 to $0.20
Expected real estate depreciation and amortization	1.26
Expected gains on disposition of properties/insurance recoveries	-0.40
Expected Funds from Operations(1)	$1.02 to $1.06

Same Community Portfolio
Revenue growth	3.0% to 4.0%
Expense growth	1.5% to 2.5%
Property NOI (2) growth	4.0% to 5.0%
Physical occupancy	95.0%

Transactions
Acquisitions	$50.0 to $150.0 million
Dispositions	$0 to $50.0 million
Development (3)	$25.0 to $30.0 million

Corporate Expenses
General and administrative expense	$15.0 to $16.0 million
Costs associated with acquistions	$0.3 million

Debt
Capitalized interest	$0.6 to $1.0 million
Expensed interest (4)	$32.6 to $33.3 million

Capital Structure (5)
Weighted average shares outstanding	41.3 million
Common share issuances	$0 million
Common share repurchases	$0 million

(1)	See page 26 for the Company's definition of this non-GAAP measurement.

(2)	See page 28 for the Company's definition of this non-GAAP measurement.

(3)	Projected development spending associated with Nashville, Tennessee joint venture.

(4)	Includes $2.0 million of deferred financing costs.

(5)	Earnings guidance does not take into consideration any additional share issuances or share repurchases.

25

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

The foregoing supplemental financial data includes certain non-GAAP financial measures that the Company believes are helpful in understanding our business, as further described below.  The Company's definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.

Funds from Operations ("FFO")

The Company defines FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  This definition includes all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets, gains on insurance recoveries and gains and losses from the disposition of properties and land.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.  The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.

Funds from Operations ("FFO") as adjusted

The Company defines FFO as adjusted as FFO, as defined above, plus the add back of refunds on previously defeased loans of $(553,000) and $(563,000) for the twelve months ended December 31, 2010 and December 31, 2009, respectively. In accordance with GAAP, these refunds on previously defeased loans are included as an offset to interest expense in the Company's Consolidated Statement of Operations.  Additionally, the computation of FFO as adjusted for the twelve months ended December 31, 2010 includes add backs of non–cash charges of $1.0 million and $727,000, respectively, associated with the redemption of the Company’s Series B preferred shares and trust preferred debt.  The Company is providing this calculation as an alternative FFO calculation as it considers it a more appropriate measure of comparing the operating performance of a company's real estate between periods or as compared to different REITs.

Funds Available for Distribution ("FAD")

The Company defines FAD as FFO as adjusted, as defined above, plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  The Company considers FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO and FFO as adjusted, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets.  Unlike FFO and FFO as adjusted, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.

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Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Earnings Before Interest, Income Taxes, Depreciation and Amortization ("EBITDA")

EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.  The Company considers EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net (loss) income available to common shares to EBITDA.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In thousands)	2010	2009	2010	2009

Net (loss) income applicable to common shares	$(1,359)	$(3,866)	$(11,659)	$1,588
Allocation to participating securities	-	-	-	423
Preferred share dividends	-	1,050	2,030	4,199
Preferred share redemption costs	-	-	993	-
Interest income	(7)	(5)	(34)	(47)
Interest expense (1)	7,821	8,634	31,704	34,251
Depreciation and amortization	11,923	8,640	39,639	35,412
Gain on disposition of properties/gain on insurance recoveries	(245)	(110)	(245)	(16,065)
Income taxes	(106)	46	119	288

Total EBITDA	$18,027	$14,389	$62,547	$60,049

(1)	The twelve months ended December 31, 2010 and 2009 includes defeasance credits and trust preferred securities redemption costs of $174 and $(563), respectively.

Net Operating Income ("NOI")

NOI is determined by deducting property operating and maintenance expenses, direct property management and service company expense and construction and other services expense from total revenue.  The Company considers NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service company at the property and management service company level and is used to assess regional property and management and service company level performance.  NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

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Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Property Net Operating Income ("Property NOI")

Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  The Company considers Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.  The following is a reconciliation of Property NOI to total consolidated net (loss) income attributable to AERC.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In thousands)	2010	2009	2010	2009

Property NOI	$22,419	$18,520	$78,262	$73,170
Service company NOI	(41)	39	72	180
Construction and other services net income	665	(315)	428	(585)
Depreciation and amortization	(11,923)	(8,640)	(39,639)	(34,937)
General and administrative expense	(4,727)	(3,888)	(15,684)	(14,024)
Costs associated with acquisitions	(170)	-	(599)	-
Interest income	7	5	34	46
Interest expense	(7,821)	(8,634)	(31,704)	(34,220)
Gain on insurance recoveries	245	121	245	665
Loss (income) from continuing operations	(1,346)	(2,792)	(8,585)	(9,705)
(Loss) income from discontinued operations:
Operating income	-	-	-	568
(Loss) gain on disposition of properties	-	(11)	-	15,400
(Loss) income from discontinued operations	-	(11)	-	15,968
Net (loss) income	(1,346)	(2,803)	(8,585)	6,263
Net income attributable to noncontrolling redeemable interest	(13)	(13)	(51)	(53)
Consolidated net (loss) income attributable to AERC	$(1,359)	$(2,816)	$(8,636)	$6,210

Recurring Fixed Asset Additions

The Company considers recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.

Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions

The Company considers investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable the Company to increase rents.

Same Community Properties

Same Community properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented.

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